RELATED PARTY TRANSACTIONS AND BALANCES	12 Months Ended
Dec. 31, 2015
RELATED PARTY TRANSACTIONS AND BALANCES

27. RELATED PARTY TRANSACTIONS AND BALANCES

Transaction with equity investee

In 2013, the Group entered into an agreement with ZTE9, an equity investee of the Group, to jointly operate IPTV games in China jointly. According to the agreement, the group pays ZTE9 a royalty fee for providing game contents on IPTV. Net royalty charged by ZTE9 to the Group amounted to RMB6.8 million and RMB10.1 million (US$1.6 million) for year ended December 31, 2014 and 2015, respectively. The amount due to ZTE9 amounted to RMB6.3 million and RMB7.7 million (US$1.2 million) as of December 31, 2014 and 2015 respectively. In 2014, the Group lent RMB5.3 million (US$0.9 million) to ZTE9 to fund it operation. The loan was interest-free and was due and repaid in June, 2015. In 2015, the Group lent RMB9.9 million (US$1.5 million) to ZTE9 to fund its operation. The loan was interest-free and due in March-August, 2016. Total amount due from ZTE9 was RMB5.3 million and RMB9.9 million (US$1.5 million) as of December 31, 2014 and 2015, respectively.

As of December 31, 2015, the amount due to Jiucheng Advertisement was RMB 4.0 million (US$0.6 million).

In 2014, the Group entered a license agreement with System Link Corporation Ltd., a 50% joint venture of the Group, for publishing and operating Firefall for a five-year term in mainland China. Under this license agreement, System Link is expected to pay to Red 5 Singapore no less than US$160 million (including license fee and royalties) during the term of the agreement. In 2015, System Link paid US$10 million to the Group as license. The Group records the amount as amount due to the related party and amortizes the amount over the five-year period. As of December 31, 2015, the balance of amount due to System Link (non-current) is RMB 63.4 million (US$9.8million) and revenue recognized is RMB1.7 million (US$ 0.3 million).